UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Horizon Spin-off and Corporate Restructuring Fund
(Class A: LSHAX)
(Class C: LSHCX)
(Institutional Class: LSHUX)

ANNUAL REPORT
April 30, 2016

Horizon Spin-off and Corporate Restructuring Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the Horizon Spin-off and Corporate Restructuring Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

June 22, 2016

Dear Fellow Shareholders:

We are pleased to present the Horizon Spin-Off and Corporate Restructuring Fund’s (the “Fund”) Annual Report for the Fund’s fiscal year ending April 30, 2016. During the period, the Fund (Institutional Class) returned –16.4%.  During the same period, the S&P 500 Index (“Index”) returned +1.2%.  While the Fund significantly underperformed the Index during the period, we remain confident in the Fund’s approach.  The Fund’s holdings have very little overlap with the Index; therefore, we do not expect returns to be correlated with those of the benchmark.

There are myriad hypothetical drivers of the recent market movements, which have favored larger cap and high growth companies, rather than value and smaller capitalization businesses. Many of these drivers pertain to short-term preferences and supply and demand dynamics, which are not consequential to the long-term return profiles of our investments. For instance, global economic growth has been meager throughout most of the “recovery” from the global financial crisis. In such an environment it is understandable that investors place a premium on “growth.” Of course, over the long-term investment returns are highly sensitive to purchase price; therefore, if the purchase price is extraordinarily high to reflect the growth rate, long-term return expectations will be lower.

A more pervasive, although less recognized driver of the recent market performance has been the rapid growth of exchange traded funds (ETFs). These investment vehicles express market exposure to securities based on certain variables, most of which are wholly detached from valuation or fundamental analysis. Furthermore, due to the lack of such fundamental analysis, these products command far lower fees than traditional products, hence scale is of the utmost importance. Accordingly, ETFs in aggregate are focused in the largest and most liquid companies in the world, despite what may be rich valuations and limited growth profiles.

Although past performance is not indicative of future results, historical data are highly supportive of the long-term benefits of investing in companies that have various qualities that our companies exhibit (spin-off, corporate restructuring, etc.). During certain periods of time, these variables may be out of favor. This appears to be such a period, but the positions, comprised of high quality businesses trading at fair or bargain prices, instills confidence in future return potential.

With respect to the Fund’s performance, the weak performance of a handful of positions drove much of the negative performance. During the past year, some of the largest detractors were among our highest conviction positions, which had grown to a significant weight in the portfolio due to past price appreciation. These are stocks which we remain confident have the potential to generate long-term returns even in the absence of robust economic growth, but which have optionality to benefit should that occur.

Icahn Enterprises L.P. (“IEP”), Hertz Global Holdings Inc. (“Hertz”), Starz (“Starz”), and Howard Hughes Corp. (“HHC”) were the largest detractors from relative returns. Icahn Enterprises shares fell nearly 28%. A minority of IEP’s investments and subsidiaries (net asset value) have exposure to energy prices; accordingly, IEP shares fell along with the price of oil during the past 12 months, despite the broader diversification of the company. Starz shares were negatively impacted by the shifting media consumption environment along with disappointing earnings report for Lions Gate Entertainment, which had been considered a potential acquirer of Starz. Starz is a subscription based, premium service provided, hence somewhat insulated from the affiliate fee and advertising dependent business concerns in the industry. Hertz shares fell approximately 40%, primarily in response to a soft rental car pricing environment. The business is capital intensive, and therefore requires a reasonable amount of leverage, which has grown considerably following the acquisition of Dollar Thrifty Automotive in 2012. The debt pay down has been delayed by the weak pricing environment, but we expect the industry to grow going forward. Additionally, the company has the potential to create shareholder value and remove a portion of its existing debt through the spin-off of its equipment rental division announced in 2014.

Howard Hughes Corp. (“HHC”) fell nearly 30%. The company continues to make progress on many of its real estate development projects.  However, some investors have concerns that, due to the company’s Houston assets, it is sensitive to the price of oil (a concern that we think has been considerably overblown). Furthermore, it seems that some investors have been comparing HHC results to those of real estate investment trusts (REITs) – with many of its assets still in development, HHC is not comparable to REITs at present. However, we believe that many of HHC’s assets have the potential to begin generating meaningful cash flows in the very near term, which should provide greater transparency into the value of the company’s projects.

The environment over the past 12 months has continued to be a challenging one for value investors. Assets have continued to flow into index products, though the pace of the flows appears to be moderating. Investments via indexes are, effectively, valuation agnostic.  When an investor chooses to allocate capital to, say, a large-cap index ETF, the ETF provider then purchases the appropriate number of shares of the index constituents, regardless of whether they are trading at fair prices or not. As a result, many of these index constituents are trading at inflated valuations.  For many of these companies, their current market prices also come on the heels of years of cost-cutting initiatives, underinvestment, and returns of capital to investors. Should interest rates rise, debt raised in order to buy back stock may well become burdensome. Regardless of the interest rate environment, it seems likely that the underinvestment of the last several years will limit value creation going forward.

In contrast, the companies held in the Fund are largely absent from the major indexes, as reflected in the Fund’s high active share. Though many have underperformed the broader market with respect to stock price increase, their fundamentals have only improved. Many of these companies have been taking actions to increase long-term shareholder wealth; however, the time horizon required for the results of spin-offs and restructurings to become visible to most investors is simply too long for those focused on the next quarterly financial earnings number.

We remain confident that the companies held in the Fund are high quality businesses that are focused on creating value. In time, we believe that the stock prices of these companies will begin to reflect their intrinsic value.

HORIZON ASSET MANAGEMENT LLC

Disclosures
The views expressed in this report reflect those of the Fund’s Sub‐advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

There is no guarantee the Fund will achieve the investment objective. The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. The Fund may invest in small- and medium- sized companies, which involves greater risks than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. The Fund may invest in foreign and emerging markets securities, which involve special risks, including the volatility of currency exchange rates and, in some cases limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund may purchase IPOs and distressed securities. IPOs have special risks as there may be a limited number of shares available, unseasoned trading, lack of investor knowledge of the company and a limited operating history. Distressed securities involve considerable risk and can result in substantial or even total loss on the Fund’s investment. These companies are more likely to become worthless than securities of more financially stable companies.

The Fund may invest in preferred stock. The market value of this stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. The Fund may invest in convertible securities, which are subject to market and interest rate risk and credit risk and are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies. The Fund may invest in warrants, which may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.

Because of ongoing market volatility, Fund performance may be subject to substantial short term changes.

Horizon Spin-off and Corporate Restructuring Fund
FUND PERFORMANCE at April 30, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® Index.  The performance graph above is shown for the Fund’s Institutional Class shares, Class A and Class C shares performance may vary.  Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of April 30, 2016	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge Class A1	-20.60%	-2.46%	2.22%	-1.53%	5/04/07
Class C2	-17.87%	-1.53%	2.58%	-1.63%	5/24/07
Institutional Class[3]	-16.37%	-0.54%	3.49%	-1.65%	7/11/07
After deducting maximum sales charge Class A1	-16.63%	-0.85%	3.22%	-0.99%	5/04/07
Class C2	-17.25%	-1.53%	2.58%	-1.63%	5/24/07
S&P 500® Index	1.21%	11.26%	11.02%	5.81%	5/04/07

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and Net Expense Ratios for Class A shares were 1.78% and 1.51% respectively, for Class C shares were 2.53% and 2.26% respectively, and for the Institutional Class shares were 1.53% and 1.26% respectively, which were the amounts stated in the current prospectus dated September 1, 2015.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.50%, 2.25% and 1.25% of the average daily net assets of the A shares, C shares and Institutional shares, respectively.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until August 31, 2016, and it may be terminated before that date by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursement occurred.

Horizon Spin-off and Corporate Restructuring Fund
FUND PERFORMANCE at April 30, 2016 (Unaudited) - Continued

¹	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS – 93.5%
	BASIC MATERIALS – 2.1%
	CHEMICALS-FIBERS – 0.3%
10,500	Rayonier Advanced Materials, Inc.	$107,625

	CHEMICALS-SPECIALTY – 1.8%
18,200	CSW Industrials, Inc.*	592,592
800	WR Grace & Co.*	61,344
		653,936
		761,561
	COMMUNICATIONS – 24.8%
	CABLE DISTRIBUTOR – 3.3%
1,800	Cable One, Inc.	826,128
6,600	Liberty Broadband Corp. - Class A*	378,312
		1,204,440
	E-MARKETING/INFORMATION – 2.6%
59,400	New Media Investment Group, Inc.	953,370

	INTERNET SECURITY – 1.7%
37,600	Symantec Corp.	625,852

	MEDIA – 10.1%
58,000	EW Scripps Co. - Class A*	880,440
5,950	Liberty Media Corp. - Class A*	108,885
3,975	Liberty Media Corp. - Class C*	71,550
45,000	Starz*	1,224,450
41,000	TEGNA, Inc.	957,760
11,300	Tribune Media Co. - Class A	435,615
		3,678,700
	MULTIMEDIA – 0.2%
2,380	Liberty Braves Group - Class A*	37,223
1,590	Liberty Braves Group - Class C*	23,723
		60,946
	PUBLISHING-NEWSPAPERS – 1.1%
23,800	Gannett Co., Inc.	401,030
350	Tribune Publishing Co.	3,966
		404,996
	RADIO – 3.5%
23,600	Liberty SiriusXM Group - Class A*	773,372
15,800	Liberty SiriusXM Group - Class C*	505,916
		1,279,288
	SATELLITE TELECOM – 2.3%
21,000	EchoStar Corp. - Class A*	859,320
		9,066,912

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL – 3.6%
	CONSTRUCTION OF BUILDINGS – 1.6%
51,800	TRI Pointe Group, Inc.*	$600,880

	E-COMMERCE – 0.3%
4,100	Liberty Interactive Corp. QVC Group - Class A*	107,420

	ELECTRONIC & APPLIANCE STORES – 0.4%
22,200	Sears Hometown and Outlet Stores, Inc.*	150,294

	GENERAL MERCHANDISE STORES – 0.4%
36,400	Sears Canada, Inc.*	142,153

	RESTAURANTS – 0.0%
17	Restaurant Brands International LP	734

	RETAIL-SPORTING GOODS – 0.9%
6,900	Vista Outdoor, Inc.*	331,062
		1,332,543
	CONSUMER, NON-CYCLICAL – 12.2%
	ADMINISTRATIVE AND SUPPORT SERVICES – 2.0%
18,400	PayPal Holdings, Inc.*	720,912

	BEVERAGES AND TOBACCO PRODUCT MANUFACTURING – 0.3%
11,400	Crimson Wine Group Ltd.*	96,899

	EDUCATIONAL SERVICES – 2.3%
1,800	Graham Holdings Co. - Class B	857,772

	ELECTRICAL EQUIPMENT, APPLIANCE AND COMPONENT MANUFACTURING – 1.4%
5,400	Danaher Corp.	522,450

	MEDICAL PRODUCTS – 2.2%
28,400	Halyard Health, Inc.*	799,744

	MEDICAL-DRUGS – 2.0%
12,797	Prestige Brands Holdings, Inc.*	726,614

	RENTAL AND LEASING SERVICES – 2.0%
80,000	Hertz Global Holdings, Inc.*	740,800
		4,465,191
	ENERGY – 11.6%
	OIL & GAS – 11.6%
27,953	Texas Pacific Land Trust	4,234,907

	FINANCIAL – 33.9%
	ASSET MANAGEMENT – 1.7%
400	Associated Capital Group, Inc. - Class A*	12,188
10,000	Onex Corp.[1]	614,200
		626,388
	HOLDING COMPANY – 10.4%
79,400	Dundee Corp. - Class A*1	388,060

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
	HOLDING COMPANY (Continued)
56,400	Icahn Enterprises LP	$3,433,068
		3,821,128
	INVESTMENT COMPANIES – 2.0%
28,200	American Capital Ltd.*	445,560
19,200	Capital Southwest Corp.	272,640
		718,200
	LESSORS OF NON-RESIDENTIAL BUILDINGS (EXCEPT MINIWAREHOUSES) – 13.8%
47,900	Howard Hughes Corp.*	5,037,643

	OTHER EXCHANGES – 0.9%
204,600	Urbana Corp. - Class A	324,503

	REAL ESTATE – 5.1%
2,915	Brookfield Property Partners LP1	69,027
295,200	Dream Unlimited Corp. - Class A*1	1,791,864
		1,860,891
		12,388,753
	INDUSTRIAL – 5.3%
	BUILDING & CONSTRUCT PRODUCTS-MISCELLANEOUS – 0.1%
800	GCP Applied Technologies, Inc.*	17,704

	BUILDING & CONSTRUCT-MISCELLANEOUS – 0.1%
1,333	TopBuild Corp.*	41,616

	BUILDING PRODUCTS-WOOD – 0.9%
10,500	Masco Corp.	322,455

	CONTAINERS-PAPER/PLASTIC – 1.0%
8,900	WestRock Co.	372,465

	MACHINERY MANUFACTURING – 0.8%
47,800	Manitowoc Co., Inc.	272,460

	MACHINERY-GENERAL INDUSTRY – 1.9%
46,800	Manitowoc Foodservice, Inc.*	702,468

	MISCELLANEOUS MANUFACTURING – 0.5%
10,900	TriMas Corp.*	197,290
		1,926,458
	TOTAL COMMON STOCKS (Cost $34,330,594)	34,176,325

	WARRANTS – 0.2%
	CONSUMER, CYCLICAL – 0.2%
	GENERAL MERCHANDISE STORES – 0.2%
13,709	Sears Holdings Corp.*	70,601

	TOTAL WARRANTS (Cost $163,457)	70,601

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 5.4%
$1,966,373	UMB Money Market Fiduciary, 0.01%[2]	$1,966,373

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,966,373)	1,966,373

	TOTAL INVESTMENTS – 99.1% (Cost $36,460,424)	36,213,299
	Other Assets in Excess of Liabilities – 0.9%	328,637

	TOTAL NET ASSETS – 100.0%	$36,541,936

LP – Limited Partnership

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
SUMMARY OF INVESTMENTS
As of April 30, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Lessors of Non-Residential Buildings (Except Miniwarehouses)	13.8%
Oil & Gas	11.6%
Holding Company	10.4%
Media	10.1%
Real Estate	5.1%
Radio	3.5%
Cable Distributor	3.3%
E-Marketing/Information	2.6%
Satellite Telecom	2.3%
Educational Services	2.3%
Medical Products	2.2%
Rental and Leasing Services	2.0%
Medical-Drugs	2.0%
Administrative and Support Services	2.0%
Investment Companies	2.0%
Machinery-General Industry	1.9%
Chemicals-Specialty	1.8%
Asset Management	1.7%
Internet Security	1.7%
Construction of Buildings	1.6%
Electrical Equipment, Appliance and Component Manufacturing	1.4%
Publishing-Newspapers	1.1%
Containers-Paper/Plastic	1.0%
Retail-Sporting Goods	0.9%
Other Exchanges	0.9%
Building Products-Wood	0.9%
Machinery Manufacturing	0.8%
Miscellaneous Manufacturing	0.5%
Electronic & Appliance Stores	0.4%
General Merchandise Stores	0.4%
Chemicals-Fibers	0.3%
E-Commerce	0.3%
Beverages and Tobacco Product Manufacturing	0.3%
Multimedia	0.2%
Building & Construct-Miscellaneous	0.1%
Building & Construct Products-Miscellaneous	0.1%
Restaurants	0.0%
Total Common Stocks	93.5%

Horizon Spin-off and Corporate Restructuring Fund
SUMMARY OF INVESTMENTS - Continued
As of April 30, 2016

Short-Term Investments	5.4%
Warrants	0.2%
Total Investments	99.1%
Other Assets in Excess of Liabilities	0.9%
Total Net Assets	100.0%
See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2016

Assets:
Investments, at value (cost $36,460,424)	$36,213,299
Receivables:
Investment securities sold	346,470
Fund shares sold	150
Dividends and interest	3,004
Prepaid expenses	62,273
Total assets	36,625,196

Liabilities:
Payables:
Fund shares redeemed	23,056
Advisory fees	13,004
Distribution fees - Class A & Class C (Note 7)	6,560
Shareholder servicing fees (Note 8)	1,315
Auditing fees	17,501
Transfer agent fees and expenses	4,959
Custody fees	4,588
Fund administration fees	3,825
Fund accounting fees	3,546
Chief Compliance Officer fees	886
Trustees' fees and expenses	252
Accrued other expenses	3,768
Total liabilities	83,260

Net Assets	$36,541,936

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$37,570,073
Accumulated net investment income	1,662,091
Accumulated net realized loss on investments and foreign currency transactions	(2,443,103)
Net unrealized depreciation on investments	(247,125)
Net Assets	$36,541,936

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$6,066,781
Shares of beneficial interest issued and outstanding	711,714
Redemption price[1]	8.52
Maximum sales charge (5.75% of offering price)[2]	0.52
Maximum offering price to public	$9.04

Class C Shares:
Net assets applicable to shares outstanding	$6,289,828
Shares of beneficial interest issued and outstanding	762,074
Redemption price[3]	$8.25

Institutional Shares:
Net assets applicable to shares outstanding	$24,185,327
Shares of beneficial interest issued and outstanding	2,835,794
Redemption price	$8.53

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
[2]	On sales of $50,000 or more, the sales charge may be reduced and no initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $1,486)	$906,742
Interest	1,800
Total investment income	908,542

Expenses:
Advisory fees	587,347
Distribution fees - Class C (Note 7)	95,488
Registration fees	50,001
Shareholder servicing fees (Note 8)	45,445
Transfer agent fees and expenses	41,048
Fund administration fees	38,373
Fund accounting fees	29,550
Distribution fees - Class A (Note 7)	25,629
Custody fees	17,694
Auditing fees	17,499
Legal fees	15,289
Shareholder reporting fees	10,861
Chief Compliance Officer fees	8,504
Trustees' fees and expenses	6,831
Miscellaneous	4,522
Insurance fees	1,438

Total expenses	995,519
Advisory fees waived	(140,217)
Net expenses	855,302
Net investment income	53,240

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain on:
Investments	3,491,961
Foreign currency transactions	119
Net realized gain	3,492,080
Net change in unrealized appreciation/depreciation on:
Investments	(16,150,724)
Net change in unrealized appreciation/depreciation	(16,150,724)
Net realized and unrealized loss on investments and
foreign currency	(12,658,644)

Net Decrease in Net Assets from Operations	$(12,605,404)

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	April 30, 2016	April 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$53,240	$(181,773)
Net realized gain on investments and foreign currency transactions	3,492,080	6,545,444
Net change in unrealized appreciation/depreciation on investments and
foreign currency translations	(16,150,724)	(7,367,303)
Net decrease in net assets resulting from operations	(12,605,404)	(1,003,632)

Capital Transactions:
Net proceeds from shares sold:
Class A	888,373	6,749,570
Class C	462,804	4,052,585
Institutional Class	5,434,426	26,021,647
Cost of shares redeemed:
Class A	(7,316,446)	(4,517,386)
Class C	(4,037,254)	(2,521,237)
Institutional Class	(25,257,979)	(25,679,881)
Net increase (decrease) in net assets from capital transactions	(29,826,076)	4,105,298

Total increase (decrease) in net assets	(42,431,480)	3,101,666

Net Assets:
Beginning of period	78,973,416	75,871,750
End of period	$36,541,936	$78,973,416

Accumulated net investment income	$1,662,091	$1,153,718

Capital Share Transactions:
Shares sold:
Class A	95,275	651,155
Class C	47,476	399,829
Institutional Class	577,764	2,509,418
Shares redeemed:
Class A	(811,923)	(437,680)
Class C	(494,173)	(246,286)
Institutional Class	(2,869,048)	(2,507,154)
Net increase (decrease) in capital share transactions	(3,454,629)	369,282

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
Net asset value, beginning of period	$10.22		$10.32	$8.74		$6.91		$7.42
Income from Investment Operations:
Net investment income (loss)[1]	-	[2]	(0.03)	(0.03)		0.03		(0.01)
Net realized and unrealized gain (loss) on investments	(1.70)		(0.07)	1.60		1.87		(0.44)
Net increase from payment by affiliates (Note 3)	-		-	0.01		-		-
Total from investment operations	(1.70)		(0.10)	1.58		1.90		(0.45)

Less Distributions:
From net investment income	-		-	-		(0.07)		(0.06)

Redemption fee proceeds[1]	-		-	-		-	[2]	-	[2]

Net asset value, end of period	$8.52		$10.22	$10.32		$8.74		$6.91

Total return[3]	(16.63)%		(0.97)%	18.08%	[4]	27.77%		(5.94)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,067		$14,604	$12,536		$9,719		$8,658

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.74%		1.77%	1.94%		2.11%		1.83%
After fees waived and expenses absorbed	1.50%		1.50%	1.50%		1.50%		1.50%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.19)%		(0.57)%	(0.76)%		(0.20)%		(0.50)%
After fees waived and expenses absorbed	0.05%		(0.30)%	(0.32)%		0.41%		(0.17)%
Portfolio turnover rate	2%		40%	18%		4%		19%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[4]	Total return would have been 17.96% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Net asset value, beginning of period	$9.97	$10.14	$8.64		$6.83	$7.33
Income from Investment Operations:
Net investment loss[1]	(0.06)	(0.11)	(0.09)		(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.66)	(0.06)	1.58		1.86	(0.44)
Net increase from payment by affiliates (Note 3)	-	-	0.01		-	-
Total from investment operations	(1.72)	(0.17)	1.50		1.85	(0.48)

Less Distributions:
From net investment income	-	-	-		(0.04)	(0.02)

Redemption fee proceeds[1]	-	-	-		-	-	[2]

Net asset value, end of period	$8.25	$9.97	$10.14		$8.64	$6.83

Total return[3]	(17.25)%	(1.68)%	17.36%	[4]	27.16%	(6.44)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,290	$12,057	$10,701		$9,108	$8,300

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.49%	2.52%	2.53%		2.61%	2.33%
After fees waived and expenses absorbed	2.25%	2.25%	2.09%		2.00%	2.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.94)%	(1.32)%	(1.35)%		(0.70)%	(1.00)%
After fees waived and expenses absorbed	(0.70)%	(1.05)%	(0.91)%		(0.09)%	(0.67)%
Portfolio turnover rate	2%	40%	18%		4%	19%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the sales charge was included total returns would be lower. Prior to January 1, 2014 the CDSC was 0.75%.
[4]	Total return would have been 17.25% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
Net asset value, beginning of period	$10.20	$10.27	$8.67		$6.86		$7.38
Income from Investment Operations:
Net investment income (loss)[1]	0.03	(0.01)	(0.01)		0.05		0.01
Net realized and unrealized gain (loss) on investments	(1.70)	(0.06)	1.60		1.85		(0.45)
Net increase from payment by affiliates (Note 3)	-	-	0.01		-		-
Total from investment operations	(1.67)	(0.07)	1.60		1.90		(0.44)

Less Distributions:
From net investment income	-	-	-		(0.09)		(0.08)

Redemption fee proceeds[1]	-	-	-		-	[2]	-	[2]

Net asset value, end of period	$8.53	$10.20	$10.27		$8.67		$6.86

Total return[3]	(16.37)%	(0.68)%	18.45%	[4]	28.03%		(5.74)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$24,185	$52,312	$52,635		$39,375		$46,863

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.49%	1.52%	1.69%		1.86%		1.58%
After fees waived and expenses absorbed	1.25%	1.25%	1.25%		1.25%		1.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.06%	(0.32)%	(0.51)%		0.05%		(0.25)%
After fees waived and expenses absorbed	0.30%	(0.05)%	(0.07)%		0.66%		0.08%
Portfolio turnover rate	2%	40%	18%		4%		19%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Total return would have been 18.34% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2016

Note 1 – Organization
The Horizon Spin-off and Corporate Restructuring Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to February 11, 2014, the Fund was known as the Liberty Street Horizon Fund. The Fund seeks to achieve long-term growth of capital. The Fund currently offers three classes of shares: Class A, Class C, and Institutional Class. Class A commenced operations on May 4, 2007. Class C commenced operations on May 24, 2007. Institutional Class commenced operations on July 11, 2007.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost. The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not affect sales and redemptions of its shares.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2013-2015 and as of and during the year ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for the securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund's behalf and is invested in short-term securities. Loans are subject to termination at the option of the borrower of the security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2016, there were no securities loaned by the Fund and there was no collateral due to broker by the Fund.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Horizon Asset Management LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25% and 1.25% of the Fund's average daily net assets for Class A, Class C, and Institutional Class, respectively until August 31, 2016, and may be terminated before that date only by the Trust’s Board of Trustees. Prior to January 1, 2014 the Advisor had contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.00% and 1.25% of the Fund's average daily net assets for Class A, Class C, and Institutional Class, respectively.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

For the year ended April 30, 2016, the Advisor waived its advisory fees totaling $140,217. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At April 30, 2016, the amount of these potentially recoverable expenses was $630,853. The Advisor may recapture all or a portion of this amount no later than April 30, of the years stated below:

2017	$285,951
2018	204,685
2019	140,217
$630,853

The “Net increase from payments by affiliates” in the Financial Highlights represents an amount reimbursed from the Advisor for the loss on a portfolio investment.

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended April 30, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2016, are reported on the Statement of Operations.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

Note 4 – Federal Income Taxes
At April 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$35,350,984
Gross unrealized appreciation	$9,748,135
Gross unrealized depreciation	(8,885,820)
Net unrealized appreciation on investments	$862,315

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss

$(427,381)	$455,133	$(27,752)

As of April 30, 2016 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(1,890,452)
Unrealized appreciation on investments	862,315
Total accumulated earnings (deficit)	$(1,028,137)

The tax character of distributions paid during the fiscal years ended April 30, 2016 and April 30, 2015 were as follows:

Distribution paid from:	2016	2015
Ordinary income	$-	$-
Long-term capital gains	-	-
Total distributions paid	$-	$-

As of April 30, 2016, the Fund had a capital loss carryover of $1,158,416 which expires in 2019.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended April 30, 2016, the Fund utilized $3,130,986 of its capital loss carryovers.

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of a Fund’s next taxable year. As of April 30, 2016, the Fund had $192,765 of post-October capital losses which were deferred until May 1, 2016 for tax purposes.

Note 5 – Redemption Fee
The Fund imposed a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. As of August 31, 2012, the Fund no longer imposes the redemption fee.

Note 6 – Investment Transactions
For the year ended April 30, 2016, purchases and sales of investments, excluding short-term investments, were $1,274,752 and $23,354,216, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to the Class A and Class C, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. Prior to January 1, 2014 with respect to the Class A and Class C, the Plan provided for the payment of distribution fees at the annual rate of up to 0.25% and 0.75%, respectively, of average daily net assets, payable to the Distributor. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker‐dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. For the year ended April 30, 2016, HRC did not receive any sales charges or distribution fees pursuant to the wholesaling agreement.

For the year ended April 30, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Prior to January 1, 2014, the Trust, on behalf of the Fund, had adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$34,176,325	$-	$-	$34,176,325
Warrants	70,601	-	-	70,601
Short-Term Investments	1,966,373	-	-	1,966,373
Total Investments	$36,213,299	$-	$-	$36,213,299

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in warrants during the year ended April 30, 2016.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of April 30, 2016 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Warrants	Investments, at value	$70,601	-	$-
Total		$70,601		$-

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2016 are as follows:

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Total
Warrants	$(254,851)
Total	$(254,851)

The quarterly average volumes of derivative instruments as of April 30, 2016 are as follows:

Derivatives not designated as hedging instruments
Warrants	Average Market Value	$181,644

Note 12 – Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Horizon Spin-off and Corporate Restructuring Fund

We have audited the accompanying statement of assets and liabilities of the Horizon Spin-off and Corporate Restructuring Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Horizon Spin-off and Corporate Restructuring Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2016

Horizon Spin-off and Corporate Restructuring Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	80	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

Horizon Spin-off and Corporate Restructuring Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	80	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

Horizon Spin-off and Corporate Restructuring Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Horizon Spin-off and Corporate Restructuring Fund
EXPENSE EXAMPLE
For the Six Months Ended April 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/15	4/30/16	11/1/15 – 4/30/16
Class A	Actual Performance	$1,000.00	$914.20	$7.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.40	7.53
Class C	Actual Performance	1,000.00	911.60	10.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.69	11.25
Institutional Class	Actual Performance	1,000.00	916.20	5.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.64	6.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.25% and 1.25% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Horizon Spin-off and Corporate Restructuring Fund
A series of Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
100 Wall Street, 20th Floor
New York, New York 10005

Sub-Advisor
Horizon Asset Management LLC
470 Park Avenue South, 4th Floor South
New York, New York 10016

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Horizon Spin-off and Corporate Restructuring Fund Class A	LSHAX	461 418 840
Horizon Spin-off and Corporate Restructuring Fund Class C	LSHCX	461 418 832
Horizon Spin-off and Corporate Restructuring Fund Institutional Class	LSHUX	461 418 824

Privacy Principles of the Horizon Spin-off and Corporate Restructuring Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Horizon Spin-off and Corporate Restructuring Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, on the Fund’s website at http://www.libertystreetfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, on the Fund’s website at http://www.libertystreetfunds.com or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov or by calling the Fund at (800) 207-7108. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Horizon Spin-off and Corporate Restructuring Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2016	FYE 4/30/2015
Audit Fees	$15,700	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2016	FYE 4/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 4/30/2016	FYE 4/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/8/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/8/16